Exhibit 99.2




                              KROGER 2ND QTR OPER NET PER SHARE:
                              57 CENTS VS. 27 CENTS


CINCINNATI, Ohio, July 19, 1994 --- The Kroger Co. said today that earnings before extraordinary charges in the 1994 second quarter rose to $70.0 million, equal to 57 cents per share on a fully diluted basis, compared to $29.6 million, or 27 cents per share, in the prior year's second quarter.

Operating cash flow -- earnings before interest, taxes, depreciation and LIFO -- increased 9.8 percent to $261.2 million from $237.9 million in the 1993 second quarter.

The Company noted that last year's results included a one-time after tax special charge of $15 million, or 12 cents per share fully diluted, for the closing of San Antonio stores in 1993.

After the extraordinary charge from the early retirement of debt, net earnings in the second quarter totaled $67.3 million, or 55 cents per share fully diluted, compared to $27.5 million, or 25 cents per share fully diluted, in last year's second quarter.

Total sales in the quarter increased 1.2 percent to $5.4 billion from $5.3 billion. Identical food store sales increased 1.8 percent.

Kroger's net interest expense in the second quarter declined 20.7 percent to $75.0 million. Long-term debt at the end of the second quarter was $3.944 billion, a decrease of $269.4 million from the previous year's second quarter.

Joseph A. Pichler, Chairman and Chief Executive Officer, said the Company's performance in the second quarter reflected across-the-board improvements in operating efficiencies, the favorable impact of technology, and strong merchandising programs tailored to individual markets.

"In the highly competitive environment of food retailing, Kroger is succeeding by controlling distribution and logistics costs, and through the implementation of new technologies," Pichler said. "At the same time, our localized merchandising strategies are using the full strengths of Kroger's combination food and drug stores and our strong private brands to maintain our market leadership position," he added.

During the first half of 1994, Kroger opened, expanded or acquired 33 stores, which is on target with the Company's current plan to expand new retail square footage by a minimum of approximately 5 to 6 percent annually in 1994-96.

In the first half, operating cash flow increased 9.4 percent to $498.7 million, and sales increased 2.1 percent to $10.7 billion. Identical food store sales through the first half were up 2.0 percent over the prior year's first half.

Separately, Kroger said it expects to close a new bank credit agreement later today that will lower costs of borrowing and permit increased capital expenditures.

                                  The Kroger Co.
                                Sales and Earnings

                      2nd Qtr         2nd Qtr       Percent
                      1994            1993          Change
                      --------------  --------------     ---------
 Sales                $5,394,228,355  $5,329,372,598     1.2
                      ==============  ==============     ==========
EBITD <F1>            $  261,170,719  $  237,860,959     9.8
Non-EBITD
charges <F2>          $   (4,500,000) $  (27,225,000)

LIFO                  $   (3,000,000) $   (3,750,000)

Interest              $  (75,008,364) $  (94,590,856)
Depreciation
                      $  (64,383,531) $  (59,902,574)
                      --------------- ---------------
Pre-tax earnings
before extraordinary
loss                  $  114,278,824  $   52,392,529

Tax expense
                      $  (44,300,337) $  (22,771,217)
                      --------------- ---------------
Earnings before
extraordinary
loss                  $   69,978,487  $   29,621,312

Extraordinary
loss  <F3>            $   (2,645,544) $   (2,135,947)
                      --------------- ---------------

Net earnings
                      $   67,332,943  $   27,485,365
                      ==============  ===============
Primary earnings (loss) per
common share:

From operations
                      $        0.62   $         0.27

From extraordinary
loss <F3>             $       (0.02)  $        (0.02)
               _______________          ________________
Primary net earnings
per common share
                      $        0.60   $         0.25

Fully-diluted earnings (loss)
per common share:

From operations
                      $        0.57   $         0.27

From extraordinary
loss <F3>             $       (0.02)  $        (0.02)
               _______________          ________________
Fully-diluted net earnings
per common share
                      $        0.55   $         0.25
                      ==============  ===============
Number of shares
used in primary per share
calculation           112,966,394     108,392,949

Number of shares
used in fully-diluted
per share
calculation
                      130,271,502     125,482,008

[FN]
<F1>  EBITD represents pre-tax earnings before interest, depreciation, and
LIFO as defined in the Company's Bank Credit Agreement.
<F2>  Represents $4.5 million, or $2.7 million after-tax, for additional quarterly charge from the adoption of FASB 106 in 1994 and 1993 and $22.7
million, or $15 million after-tax, in     1993 from the Company's
withdrawal from the San Antonio market, which are excluded from EBITD as defined by the Company's Bank Credit Agreement.
<F3>  Represents the after-tax loss from the early retirement of     debt.

[CAPTION]             2 Qtrs          2 Qtrs        Percent
                      1994            1993          Change
                      6/18/94         6/19/93
                      --------------- ---------------    ----------
Sales                 $10,723,032,262 $10,503,298,306    2.1
                      =============== ===============    ==========

EBITD <F1>            $   498,718,562 $   455,928,697    9.4

Non-EBITD
charges <F2>
                      $    (9,000,000)              $   (31,725,000)

LIFO                  $    (6,500,000)              $   (7,750,000)

Interest              $  (151,039,852)              $  (191,579,989)

Depreciation
                      $  (126,693,700)              $  (122,878,893
                      ----------------              ----------------
Pre-tax earnings before
cumulative effect adjustment and
extraordinary
loss                  $   205,485,010 $  101,994,815

Tax expense
                      $   (79,816,711)              $  (42,909,745)
                      ----------------              ---------------
Earnings before
cumulative effect adjustment and
extraordinary
loss                  $   125,668,299 $   59,085,070

Extraordinary
loss  <F3>            $   (10,977,622)              $  (11,177,855)

Cumulative effect of change
in accounting for
postretirement
benefits <F4>
                      $       NA      $ (159,192,961)
                      ----------------              ---------------
Net earnings
(loss)                $   114,690,677 (111,285,746)
                      ================              ===============
Primary earnings (loss) per
common share:

From operations
                      $         1.12  $          0.57

From extraordinary
loss <F3>             $        (0.10) $         (0.11)

From cumulative effect of
change in accounting for
postretirement
benefits <F4>
                      $         NA    $         (1.54)
                      ----------------              -----------------

Primary net earnings
(loss) per common
share                 $         1.02  $         (1.08)
                      ================              =================

Fully-diluted earnings (loss)
per common share:

From operations
                      $         1.02  $          0.55

From extraordinary
loss  <F3>            $        (0.08) $         (0.09)

From cumulative effect of
change in accounting for
postretirement
benefits <F4>
                      $         NA    $         (1.32)
                      --------------- ----------------

Fully-diluted net earnings
(loss) per common
share:                $        0.94   $         (0.86)
                      =============== ================

Number of shares
used in primary per share
calculations          112,444,812     103,079,043

Number of shares
used in fully-diluted
per share
calculation
                      129,962,861     120,408,073
                      ------------    ------------

[FN]
<F1>  EBITD represents pre-tax earnings before interest, depreciation and
LIFO as defined in the Company's Bank Credit Agreement.
<F2>  Represents $9.0 million, or $5.4 million after-tax, for additional quarterly charges from the adoption of FASB 106 in 1994 and 1993 and $22.7
million, or $15 million after-tax in   1993, from the Company's withdrawal
from the San Antonio market, which are excluded from EBITD as defined by the Company's Bank Credit Agreement.
<F3> Represents the after-tax loss from the early retirement of debt.
<F4> Represents the after-tax cumulative effect adjustment from the adoption of FASB 106, "Accounting for Postretirement Benefits other than Pensions".